Exhibit 99.2

Supplemental Operating and Financial Information

Third Quarter 2005

Table of Contents

Corporate Information

Financial Information
Selected Financial Data
Consolidated Statements of Operations
Same Store Property Results and Analysis
Non-GAAP Financial Measures
Consolidated Balance Sheets
Debt Summary

Portfolio Information
Property Summary
Lease Expiration Information
Other Property Information

Selected Financial Data

Company Overview

AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in selected markets catering to small and medium size businesses.  At September 30, 2005, AmeriVest owned 16 properties totaling approximately 2,451,000 square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.  The Company is currently marketing for sale four of its properties, with approximately 716,000 cumulative square feet.

Strategy

We believe that office space for small to medium size businesses is a large and underserved market.  According to data compiled by the Office of Advocacy of the U.S. Small Business Administration, 89% of all U.S. businesses employed fewer than 20 employees.  As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

Small to medium size businesses often have specific needs and limitations that are different from larger businesses.  For example, small and medium size businesses generally cannot afford large corporate staffs to manage their office leasing requirements.  These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications services and other amenities, but may not have a comparable budget.  Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner.  The key elements of our strategy include:

Provide a superior, consistent product - We provide amenities for the small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as conference rooms with the latest telecommunication and presentation equipment, high levels of common area and tenant finish, including well-designed, pre-built move-in ready space, and depending on the location, various other technology and service amenities relative to the needs of our targeted small business tenant.

Streamline the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size tenant with limited real estate expertise, through our “no hassle” leasing philosophy which reduces the lease transaction time and cost for the tenant and us.

Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.

Target select cities - We target cities that have excellent small business growth demographics, where we hope to build meaningful multi-property portfolios over both the near and long term.

As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses.  By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

Name	Position	Initial Date as Director
Charles K. Knight	Chief Executive Officer, President and Director	1999

Kathryn L. Hale	Chief Financial Officer and Secretary	—

John B. Greenman	Chief Investment Officer and Vice President	—

William T. Atkins	Director and Chairman of the Board	1999

Patrice Derrington	Outside Director	2003

Harry P. Gelles	Outside Director	2000

Alexander S. Hewitt	Director and Vice Chairman	2004

Robert W. Holman, Jr.	Lead Outside Director	2001

John A. Labate	Outside Director	1995

Jerry J. Tepper	Outside Director	2000

Corporate Headquarters	Investor Relations

1780 South Bellaire Street	Kim P. Boswood
Suite 100	(303) 297-1800 x 118
Denver, Colorado 80222	kimb@amvproperties.com
(303) 297-1800

Stock Exchange	Ticker

American Stock Exchange	AMV

Financial Information

Selected Financial Data

	As of and for the three months ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
	(amounts in thousands, except share, per share and property data)

Operating Data
Real estate operating revenue (1)	$8,609	$8,622	$8,722	$8,306	$7,107
General and administrative expenses	$1,082	$1,483	$1,316	$1,348	$1,106
G&A as a percentage of revenue	12.6%	17.2%	15.1%	16.2%	15.6%

Real estate operating revenue (2)	$11,995	$12,242	$12,903	$12,644	$11,435
G&A as a percentage of revenue (2)	9.0%	12.1%	10.2%	10.7%	9.7%

Property operating expenses (1)	$3,282	$3,691	$3,456	$3,522	$3,065
Net operating income (1) (3)	$5,327	$4,931	$5,266	$4,784	$4,042

Loss Per Share
Net loss	$(5,430)	$(3,091)	$(2,584)	$(3,678)	$(1,302)
Loss per share - basic	(0.23)	(0.13)	(0.11)	(0.15)	(0.05)
Loss per share - diluted	(0.23)	(0.13)	(0.11)	(0.15)	(0.05)

Funds from Operations (FFO) (4)
FFO	$(849)	$1,371	$2,398	$654	$2,351
FFO per share - basic	(0.04)	0.06	0.10	0.03	0.10
FFO per share - diluted	(0.04)	0.06	0.10	0.03	0.10

Balance Sheet Data
Net investment in real estate	$312,792	$322,884	$322,606	$330,814	$301,152
Total assets	332,519	338,743	338,705	347,954	317,767
Total liabilities	249,571	249,193	246,208	252,904	216,074
Minority interest - held-for-sale	—	1,379	1,492	1,580	1,671
Total shareholders’ equity	82,948	88,171	91,005	93,470	100,022

Common Stock Data
Common shares outstanding	24,105,464	24,062,639	24,022,597	23,982,233	23,948,056
Weighted average shares - basic	24,074,937	24,046,982	24,011,672	23,959,656	23,934,094
Weighted average shares - diluted (FFO)	24,074,937	24,093,637	24,098,003	24,076,729	24,050,124
Closing share price	$4.09	$4.17	$5.18	$6.40	$6.68
Closing share price range for period (high - low)	$4.77 - $3.81	$5.45 - $3.95	$6.64 - $5.08	$ 7.30 -$6.26	$6.83 - $5.88

Dividends declared per share	$—	$—	$—	$0.13	$0.13
Annualized dividend yield	N/A	N/A	N/A	8.1%	7.8%
Market value of common equity	$98,591	$100,341	$124,437	$153,486	$159,973
Total liabilities	249,571	249,193	246,208	252,904	216,074
Total market capitalization	$348,162	$349,534	$370,645	$406,390	$376,047

Property Data
Properties owned	16	17	17	30	29
Rentable square feet	2,451,002	2,508,066	2,508,115	2,732,957	2,628,044
Occupancy (5)	89.6%	89.4%	89.0%	88.3%	86.2%

(1)  All periods exclude the results from discontinued operations.

(2)  All periods include the results from discontinued operations.

(3)  See page 6 for a definition of net operating income and a reconciliation of net operating income to Loss From Continuing Operations.

(4)  See page 6 for a reconciliation of FFO to net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures.  FFO is not intended to be a measure of cash flow or liquidity.

(5)  See page 9 for more information on the Company’s occupancy at September 30, 2005.

Consolidated Statement of Operations

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004

Real Estate Operating Revenue
Rental revenue	$8,609,254	$7,106,977	$25,952,853	$19,718,169

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	2,307,499	2,244,619	6,901,892	6,017,444
Real estate taxes	974,461	820,352	3,527,521	2,312,209
General and administrative expenses	1,082,078	1,105,901	3,880,678	3,022,715
Interest expense	3,111,792	2,177,411	8,860,849	6,003,920
Depreciation and amortization expense	3,247,678	2,368,006	9,691,171	6,033,176
Total operating expenses	10,723,508	8,716,289	32,862,111	23,389,464

Loss From Continuing Operations	(2,114,254)	(1,609,312)	(6,909,258)	(3,671,295)

Other Income
Interest income	24,525	29,139	42,529	55,395
Total other income	24,525	29,139	42,529	55,395

Loss Before Discontinued Operations	(2,089,729)	(1,580,173)	(6,866,729)	(3,615,900)

Net Earnings/(Loss) from Discontinued Operations (1)	(3,340,714)	278,279	(4,238,559)	1,391,407

Net Loss	$(5,430,443)	$(1,301,894)	$(11,105,288)	$(2,224,493)

Loss Per Share
Basic	$(0.23)	$(0.05)	$(0.46)	$(0.10)
Diluted	$(0.23)	$(0.05)	$(0.46)	$(0.10)

Weighted Average Common Shares Outstanding
Basic	24,074,937	23,934,094	24,044,762	21,807,943
Diluted	24,074,937	23,934,094	24,044,762	21,807,943

Reconciliation to Funds from Operations (FFO): (2)
Net Loss	$(5,430,443)	$(1,301,894)	$(11,105,288)	$(2,224,493)
Depreciation and amortization expense on real estate investments	4,582,164	3,653,356	13,788,012	9,824,592
Loss/(gain) on disposition of depreciated real estate	(1,001)	—	20,803	(574,276)
Loan costs associated with the disposition of real estate	—	—	215,993	—
FFO	$(849,280)	$2,351,462	$2,919,520	$7,025,823

Funds from Operations per share - diluted	$(0.04)	$0.10	$0.12	$0.32

Weighted Average Common Shares Outstanding - FFO Diluted	24,074,937	24,050,124	24,104,293	21,926,986

(1)  The following amounts reflect net income/(loss) from real estate investments classified as discontinued operations, including net gains/(losses) on properties sold:

Rental revenue	$3,385,491	$4,328,151	$11,186,449	$12,985,506
Property operating expenses	(1,551,406)	(1,888,991)	(5,055,211)	(5,714,446)
Interest expense	(1,034,796)	(892,101)	(3,097,888)	(2,643,066)
Deferred financing costs associated with the disposition of real estate	—	—	(215,993)	—
Depreciation and amortization expense	(1,504,598)	(1,372,874)	(4,599,656)	(3,957,999)
Impairment of real estate	(2,720,826)	—	(2,720,826)	—
Minority interest	84,420	104,094	285,369	165,212
Equity in loss of affiliate	—	—	—	(18,076)
Gain/(loss) on sale	1,001	—	(20,803)	574,276
Net income/(loss) from discontinued operations	$(3,340,714)	$278,279	$(4,238,559)	$1,391,407

(2)  See page 6 for a reconciliation of FFO to net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures.  FFO is not intended to be a measure of cash flow or liquidity.

Same Store Property Results and Analysis

	Three months ended September 30, (1)				Nine months ended September 30, (2)
	2005	2004	Change	% Change	2005	2004	Change	% Change

Real Estate Operating Revenue
Rental revenue (3)	$7,038,339	$6,949,233	$89,106	1.3%	$15,999,557	$15,847,670	$151,887	1.0%

Real Estate Operating Expenses
Property operating expenses -
Operating expenses (3) (4)	1,847,296	2,210,569	363,273	16.4%	4,527,174	5,184,449	657,275	12.7%
Real estate taxes	777,718	793,359	15,641	2.0%	1,924,912	1,872,214	(52,698)	-2.8%
Total property operating expenses	2,625,014	3,003,928	378,914	12.6%	6,452,086	7,056,663	604,577	8.6%

Net Operating Income (5)	$4,413,325	$3,945,305	$468,020	11.9%	$9,547,471	$8,791,007	$756,464	8.6%

Average rent per sq. foot at September 30, (6) (7)	$20.13	$20.08	$0.05	0.2%	$19.32	$19.81	$(0.49)	-2.5%

Occupancy at September 30, (7)	90.7%	87.2%		3.5%	88.6%	85.4%		3.2%

(1)  Includes the following properties, which were operational during the entire three months ended September 30, 2004 and 2005 (excludes properties classified as held-for-sale at September 30, 2005):

Property	Sq Foot
Arrowhead Fountains	96,203
Camelback Lakes	202,578
Centerra	187,562
Greenhill Park	247,269
Hackberry View	114,598
Kellogg Building	110,940
Parkway Centre II	151,880
Scottsdale Norte	78,800
Sheridan Center	139,561
Southwest Gas Building	144,821
Total	1,474,212

(2)  Includes the following properties, which were operational during the entire nine months ended September 30, 2004 and 2005 (excludes properties classified as held-for-sale at September 30, 2005):

Property	Sq Foot
Arrowhead Fountains	96,203
Centerra	187,562
Greenhill Park	247,269
Kellogg Building	110,940
Parkway Centre II	151,880
Scottsdale Norte	78,800
Sheridan Center	139,561
Southwest Gas Building	144,821
Total	1,157,036

(3)  AmeriVest recorded a reclass between rental revenues and expenses related to certain utility reimbursements during the three months ended September 30, 2005.  This adjustment decreased revenues and expenses by $159,000 and $68,000 during the three and nine months ended September 30, 2005, respectively.  The effect of this adjustment on the three and nine months ended September 30, 2004 would have been $120,000 and $60,000, respectively.

(4)  The three and nine months ended September 30, 2004 includes ground rent expense for Greenhill Park of approximately $161,000 and $482,000, respectively.

(5)  See page 6 for a reconciliation of Same Store Net Operating Income to Loss from Continuing Operations.

(6)  The average rent per square foot is calculated using the base rate and does not include any adjustments for straight-line rent or expense recoveries.

(7)  Reflects all signed leases, including leased but not yet occupied, at September 30, 2005 or 2004 for the respective same store populations. Signed leases do not impact revenues until the tenant has moved in and the lease has commenced, although the leased space is included in our occupancy rate.

Non-GAAP Financial Measures

Funds from Operations -

Funds from Operations (FFO) is a non-GAAP financial measure.  We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) in the October 1999 White Paper (amended in April 2002), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraphs entitled “Non-GAAP Financial Measures” below.  The following table reflects the reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures:

	Three months ended
	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04
	(amounts in thousands, except share, per share and property data)

Funds from Operations (FFO) -
Net loss	$(5,430)	$(3,091)	$(2,584)	$(3,678)	$(1,302)
Depreciation and amortization expense	4,582	4,462	4,744	4,332	3,653
Gain/loss on sale	(1)	—	22	—	—
Loan costs associated with the disposition of real estate	—	—	216	—	—
FFO	$(849)	$1,371	$2,398	$654	$2,351

Loss per share - diluted	$(0.23)	$(0.13)	$(0.11)	$(0.15)	$(0.05)

FFO per share - diluted	$(0.04)	$0.06	$0.10	$0.03	$0.10

Common Stock Data -
Weighted average shares - diluted	24,074,937	24,093,637	24,098,003	24,076,729	24,050,124

Non-GAAP Financial Measures - Funds from Operations (FFO) is a non-GAAP financial measure.  FFO is defined as net income or loss, computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sale of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because it facilitates an understanding of the operations performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance.  We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.  FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or loss (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  FFO may include funds that may not be available for our management’s discretionary use due to requirements to conserve funds for capital expenditures, debt repayments property acquisitions and other commitments and uncertainties.

Same Store Property Net Operating Income -

Net Operating Income (NOI) is a non-GAAP financial measure.  NOI is defined as rental revenues less property operating expenses.  Because historically, acquisitions from year to year have had a material impact on the Company’s results of operations, we rely on Same Store NOI for assessing property performance.  We also believe Same Store property NOI is a valuable means of comparing period-to-period property performance.  The following is a reconciliation of Same Store Property NOI to Loss From Continuing Operations (amounts in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004

Same Store Property NOI	$4,413	$3,945	$9,547	$8,791
Non Same Store Property NOI	915	97	5,977	2,598
General and administrative expenses	(1,082)	(1,106)	(3,881)	(3,023)
Interest expense	(3,112)	(2,177)	(8,861)	(6,004)
Depreciation and amortization expense	(3,248)	(2,368)	(9,691)	(6,033)
Loss from Continuing Operations	$(2,114)	$(1,609)	$(6,909)	$(3,671)

Consolidated Balance Sheets

	September 30, 2005	December 31, 2004

Assets
Investment in real estate -
Land	$48,059,765	$48,059,138
Buildings and improvements	171,412,430	170,390,274
Furniture, fixtures and equipment	1,250,431	1,169,186
Tenant improvements	12,884,183	10,392,649
Tenant leasing commissions	3,024,893	2,026,004
Intangible assets	15,335,821	16,069,201
Real estate assets - held-for-sale, net	83,907,783	97,668,274
Less: accumulated depreciation and amortization	(23,083,166)	(14,960,977)
Net investment in real estate	312,792,140	330,813,749

Cash and cash equivalents	1,096,281	1,859,660
Escrow deposits	8,261,821	2,957,370
Accounts receivable, net	791,012	671,251
Deferred rents receivable	4,261,686	3,430,609
Deferred financing costs, net	1,950,620	2,927,696
Prepaid expenses and other assets	875,358	524,072
Other assets - held-for-sale	2,489,782	4,769,282
Total assets	$332,518,700	$347,953,689

Liabilities
Secured mortgage loans and notes payable	$145,758,176	$147,453,149
Unsecured line of credit	31,060,296	24,857,063
Secured mortgage loans - held-for-sale	58,082,652	64,276,179
Accounts payable and accrued expenses	5,902,687	4,524,282
Accrued real estate taxes	5,002,620	4,486,712
Prepaid rents, deferred revenue and security deposits	3,216,387	3,616,472
Dividends payable	—	3,116,130
Other liabilities - held-for-sale	548,305	573,730
Total liabilities	249,571,123	252,903,717

Minority Interest - held-for-sale	—	1,580,057

Shareholders’ Equity
Preferred stock, $.001 par value
Authorized - 5,000,000 shares
Issued and outstanding - none	—	—

Common stock, $.001 par value
Authorized - 75,000,000 shares
Issued and outstanding - 24,105,464 and 23,982,233 shares, respectively	24,106	23,982
Capital in excess of par value	133,168,666	132,585,840
Distributions in excess of accumulated earnings	(50,245,195)	(39,139,907)
Total shareholders’ equity	82,947,577	93,469,915
Total liabilities and shareholders’ equity	$332,518,700	$347,953,689

Debt Summary

		September 30, 2005			December 31, 2004
Lender	Mortgaged Property	Maturity Date	Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)
Fixed Rate -
Greenwich Capital Financial Products	Parkway Centre II Centerra Southwest Gas Building	10/1/2008	$37,514,148	5.13%	$38,115,018	5.13%

Metropolitan Life Insurance Company	Parkway Centre III	9/10/2009	14,900,494	4.47%	15,154,645	4.47%

Southern Farm Bureau Life Insurance Company	Scottsdale Norte	4/1/2011	6,522,943	7.90%	6,568,596	7.90%

J. P. Morgan Chase	Hackberry View - 1st	9/1/2012	11,322,908	6.57%	11,424,345	6.57%

J. P. Morgan Chase	Hackberry View - 2nd(2)	9/1/2012	945,484	8.00%	967,654	8.00%

Teachers Insurance and Annuity Association of America	Sheridan Center Arrowhead Fountains Kellogg Building	1/1/2013	28,487,104	7.40%	28,852,678	7.40%

Allstate Life Insurance Company	Camelback - 1st	9/5/2014	15,707,459	5.82%	15,928,449	5.82%

Allstate Life Insurance Company	Camelback - 2nd	9/5/2014	4,908,581	5.82%	4,977,640	5.82%

GEMSA	Hampton Court	11/1/2007	7,900,000	5.48%	7,900,000	5.48%
	Subtotal		128,209,121	5.98%	129,889,025	5.98%

Variable Rate -
KeyBank National Association -	Greenhill Park	(3)	17,500,000	5.87%	17,500,000	4.96%
Senior Secured Line of Credit

KeyBank National Association -
Unsecured Line of Credit	Unsecured	4/1/2006	31,060,296	6.64%	24,857,063	5.63%
		Subtotal	48,560,296	6.36%	42,357,063	5.35%

Other notes payable -
Lease Capital Corporation	Phone system	10/31/2007	49,055	11.11%	64,124	11.11%
	Subtotal, excluding held-for-sale properties		176,818,472	6.09%	172,310,212	5.83%

Held-for-Sale Portfolio:
Teachers Insurance and Annuity Association of America	AmeriVest Plaza at Inverness	1/10/2006	14,283,367	7.90%	14,412,347	7.90%

Security Life of Denver Insurance Company	Keystone Office Park - 1st	5/1/2022	4,149,592	8.00%	4,236,333	8.00%

Security Life of Denver Insurance Company	Keystone Office Park - 2nd	5/1/2022	466,140	8.63%	474,284	8.63%

Allstate Life Insurance Company	Financial Plaza	10/5/2010	23,783,553	5.25%	24,173,324	5.25%

KeyBank National Association - Senior Secured Line of Credit	Chateau Plaza	(3)	15,400,000	5.87%	15,400,000	4.96%

Transatlantic Capital Company, LLC (4)	Texas State Buildings	N/A	—	—	5,579,891	7.66%
	Subtotal, held-for-sale properties		58,082,652	6.29%	64,276,179	6.19%
	Total debt		$234,901,124	6.14%	$236,586,391	5.92%

Scheduled maturities (for the years ended December 31,) -

	Including Held for Sale	Excluding Held for Sale
2005	$765,913	$552,730
2006	81,282,483	50,951,697
2007	11,167,321	10,433,756
2008	38,057,259	37,279,682
2009	15,526,679	14,702,341
Thereafter	88,101,469	62,898,266
Total	$234,901,124	$176,818,472

Debt information, including held-for-sale properties (for the nine months ended September 30, 2005) -

Additions	$7,203,233
Repayments	(6,565,859)
Scheduled principal payments	(2,322,641)
Net change in mortgage payable	$(1,685,267)

(1)  Interest only, does not include amortization of deferred financing costs or unused facility fees.

(2)  The amount recorded reflects a net present value calculation based on a fair market value rate of 8%.  The actual loan balance assumed was $697,847 at an interest rate of 15%.

(3)  The secured facility amounts are per the original allocation under the agreement as determined when the properties were added to the facility.  Under certain amendments to the loan agreement, additional payment amounts would be due upon the sale of Chateau from the proceeds of the sale and the related escrow reserve.

(4)  On March 2, 2005, the Company completed a Deed-in-Lieu Agreement to return these properties to the lender to satisfy the outstanding balance of the mortgage payable.

Portfolio Information

Property Summary

			September 30, 2005		December 31, 2004
Building / Location	Year Acquired	Rentable Area (1)	Occupancy Rate (2)	Average Rent Per SF (3)	Occupancy Rate (4)	Average Rent Per SF (3)
Same Store -
Sheridan Center
Denver, CO	2000	139,561	80.5%	$15.70	82.0%	$15.94

Arrowhead Fountains
Peoria, AZ	2001	96,203	100.0%	21.97	100.0%	21.85

Kellogg Building
Littleton, CO	2001	110,940	97.7%	20.14	93.0%	19.56

Parkway Centre II
Plano, TX	2002	151,880	91.9%	19.39	94.8%	19.01

Centerra
Denver, CO	2002	187,562	83.5%	17.34	85.2%	18.09

Southwest Gas Building
Phoenix, AZ	2003	144,821	89.3%	23.26	87.1%	22.64

Scottsdale Norte
Scottsdale, AZ	2003	78,800	98.5%	22.58	94.4%	22.74

Greenhill Park
Addison, TX	2003	247,269	82.7%	17.39	77.0%	17.71

Camelback Lakes
Phoenix, AZ	2004	202,578	100.0%	23.75	98.9%	21.97

Hackberry View
Irving, TX	2004	114,598	95.7%	21.01	100.0%	19.78

Parkway Centre III
Plano, TX	2004	152,391	93.5%	20.62	93.8%	20.94
	Subtotal	1,626,603	91.0%	20.18	90.2%	19.88

Post September 30, 2004 Acquisitions -
Hampton Court
Dallas, TX	2004	108,183	98.0%	21.35	100.0%	21.13
	Subtotal	108,183	98.0%	21.35	100.0%	21.13
	Subtotal	1,734,786	91.4%	20.26	90.8%	19.97
Held-for-Sale
Keystone Office Park
Indianapolis, IN	1999/2003	114,980	76.8%	17.24	76.8%	17.69

AmeriVest Plaza at Inverness
Englewood, CO	2001	120,171	71.8%	18.29	93.9%	21.03

Chateau Plaza
Dallas, TX	2002	171,294	96.2%	23.32	99.5%	23.42

Financial Plaza
Mesa, AZ	2003	309,771	87.9%	23.52	83.0%	23.51
	Subtotal	716,216	76.8%	21.82	87.7%	22.23

Joint Ventures -
Panorama Falls (5)
Englewood, CO	2000	n/a	n/a	n/a	64.8%	19.84
	Subtotal	n/a	n/a	n/a	64.8%	19.84

Non-Core -
Texas State Buildings
Texas	1997/1998	n/a	n/a	n/a	77.1%	9.06
	Subtotal	n/a	n/a	n/a	77.1%	9.06
	Total	2,451,002	89.6%	$20.69	88.3%	$19.78

(1)  Includes office space but excludes storage, telecommunications and garage space.

(2)  Includes approximately 53,000 square feet (2.2% of total rentable area) that has been leased but is not yet occupied and approximately 12,000 square feet (0.5% of total rentable area) that is leased but has been vacated.  Excludes approximately 11,000 square feet (0.4% of total rentable area) that expired on or about September 30, 2005.

(3)  Annualized cash basis revenue divided by leased area.

(4)  Includes approximately 73,000 square feet (2.7% of total rentable area) that has been leased but is not yet occupied and approximately 28,000 square feet (1.0% of total rentable area) that is leased but has been vacated.  Excludes approximately 9,000 square feet (0.3% of total rentable area) that expired on or about December 31, 2004.

(5)  AmeriVest sold its 20% interest in the property on September 30, 2005.

Lease Expiration Information

The following schedules detail the tenant lease expirations at September 30, 2005 in total and by geographic region, or classification: (1)

Consolidated (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2005	19	42,317	907,434	3.3%
2006	91	246,386	5,029,830	18.2%
2007	74	312,234	6,224,203	22.6%
2008	84	258,467	1,250,882	4.5%
2009	38	264,171	5,762,023	20.9%
2010	39	279,249	5,819,781	21.1%
2011	12	75,097	1,569,915	5.7%
2012	4	18,988	371,940	1.3%
2013	—	—	—	—
2014	3	34,201	487,774	1.8%
2015	4	10,073	153,834	0.6%
2016	—	—	—	—
Total	368	1,541,183	$27,577,616	100.0%

Denver (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2005	12	13,960	308,640	5.0%
2006	53	69,162	1,192,372	19.5%
2007	39	70,140	1,283,191	21.0%
2008	42	89,502	1,653,222	27.0%
2009	14	27,089	503,250	8.2%
2010	6	22,001	299,802	4.9%
2011	3	13,248	253,563	4.1%
2012	2	3,713	71,101	1.2%
2013	—	—	—	—
2014	2	29,937	402,494	6.6%
2015	4	10,073	153,834	2.5%
2016	—	—	—	—
Total	177	348,825	$6,121,469	100.0%

Phoenix (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2005	2	6,808	156,305	1.3%
2006	19	95,831	2,133,925	18.3%
2007	14	52,550	1,222,271	10.5%
2008	20	57,340	1,305,805	11.2%
2009	14	128,005	3,107,604	26.7%
2010	14	136,156	3,228,505	27.7%
2011	3	21,975	505,029	4.3%
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
2016	—	—	—	—
Total	86	498,665	$11,659,444	100.0%

Dallas (excludes held-for-sale properties)

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2005	5	21,549	442,489	3.3%
2006	19	81,393	1,703,533	12.5%
2007	21	189,544	3,718,741	27.4%
2008	22	111,625	2,069,934	15.2%
2009	10	109,077	2,151,169	15.8%
2010	19	121,092	2,291,474	17.0%
2011	6	39,874	811,323	6.0%
2012	2	15,275	300,839	2.2%
2013	—	—	—	—
2014	1	4,264	85,280	0.6%
2015	—	—	—	—
2016	—	—	—	—
Total	105	693,693	$13,574,782	100.0%

Held-for-Sale Properties

Year	Number of Leases	Square Footage	Annual Revenue (2)	Percentage of Total Annual Revenue
2005	10	19,589	474,102	3.7%
2006	23	57,452	1,189,517	9.2%
2007	31	123,299	2,718,860	21.1%
2008	20	63,240	1,250,882	9.7%
2009	20	75,216	1,560,665	12.1%
2010	16	188,339	4,136,804	32.1%
2011	5	23,474	453,447	3.5%
2012	4	38,237	869,926	6.7%
2013	—	—	—	—
2014	—	—	—	—
2015	1	14,379	191,220	1.5%
2016	1	3,126	57,049	0.4%
Total	131	606,351	$12,902,472	100.0%

(1) Excludes Kellogg Executive Suite and month-to-month tenants.

(2) Represents the annual base rent and excludes any adjustments for straight-line rent or expense recoveries.

Other Property Information

Geographic Distribution

The following chart illustrates the geographic distribution of our properties by square footage at September 30, 2005:

Regions including held-for-sale properties	Regions excluding held-for-sale properties

Portfolio by Lease Size, including held-for-sale-properties (1)

Lease Size	Occupied Area	% of Occupied Area	Number of Leases	% of Total Leases
2,500 square feet and under	367,749	17.1%	272	54.6%
2,501 to 5,000 square feet	411,407	19.2%	117	23.4%
5,001 to 10,000 square feet	486,135	22.6%	71	14.2%
10,001 to 25,000 square feet	518,951	24.2%	32	6.4%
25,001 to 50,000 square feet	127,312	5.9%	4	0.8%
50,000 square feet and greater	235,980	11.0%	3	0.6%
	2,147,534	100.0%	499	100.0%

Ten Largest Customers

Tenant Name	Tenant Industry	Property	Lease Expiration	Square Feet	Annualized Rent (1)	% of Total Consolidated Annual Revenue (1)
Dean Foods Company	Wholesale trade/manufacturing	Chateau Plaza	12/31/10	120,607	2,820,066	10.2%
Southwest Gas Corporation	Energy	Southwest Gas	8/31/09	60,046	1,501,150	5.4%
Capstar Radio Operating Co.	Entertainment	Camelback Lakes	5/31/10	55,327	1,438,502	5.2%
Hewitt Associates L.L.C.	Consulting/business services	Hackberry View	1/31/10	43,137	938,230	3.4%
Humana Health Plan, Inc.	Healthcare	Camelback Lakes	3/14/06	29,848	597,830	2.2%
DNA Productions	Computer systems and software	Hackberry View	6/30/09	28,570	582,131	2.1%
Allied Solutions	Financial services - insurance	Parkway Centre II	12/31/09	25,757	450,747	1.6%
Schlumberger Technology Corp.	Energy	Greenhill Park	7/31/07	24,606	478,435	1.7%
Vision Offices Mesa, L.L.C.	Consulting/business services	Financial Plaza	10/31/12	24,444	558,832	2.0%
Compass Bank	Financial services - bank	Camelback Lakes	9/30/09	23,883	600,092	2.2%
				436,225	9,966,015	36.0%

Tenant Diversification by Industry

The following table categorizes the leased area of our properties, including held-for-sale, by our tenant’s industry at September 30, 2005:

Real estate	10.9%
Wholesale trade and manufacturing	10.8%
Consulting and business services	10.1%
Healthcare	8.7%
Financial services - mortgage	8.1%
Financial services - advisement and brokerage	7.1%
Financial services - insurance	6.9%
Energy	6.0%
Legal	5.9%
Computer systems and software	5.7%
Travel, entertainment and food service	4.2%
Telecommunications	3.5%
Accounting	2.7%
Financial services - banks	2.1%
Other	7.3%

(1)  Represents the current annualized base rent and excludes any adjustments for straight-line rent or expense recoveries.  Effective January 1, 2006, the annualized rent for Dean Foods will be approximately $2.1 million.